                                                                EXHIBIT 10.49

                               ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and effective as of December 8, 1998 by and among San Diego Wholesale Credit Association, a California corporation ("SDWCA" or "Seller"), as assignee for the benefit of creditors of Amcraft Corporation, and I-PAC Manufacturing, Inc. ("Buyer"), with respect to the following facts:

     A. On December 8, 1998, Amcraft Corporation ("Amcraft") transferred its assets to SDWCA as assignee for the benefit of creditors (the
"Assignment").

     B. Buyer desires to acquire certain assets of Amcraft which have been assigned to SDWCA, on the terms and conditions set forth herein.

     IN CONSIDERATION OF the premises and mutual covenants contained in this Agreement, and for good and valuable consideration, the parties agree as follows:

     1. PURCHASE AND SALE OF ASSETS. On the Closing Date (as hereinafter defined), SDWCA will transfer to Buyer, and Buyer will purchase from SDWCA, the assets of Amcraft (to the extent assigned to SDWCA pursuant to the Assignment), that are set forth on Exhibit "A" attached hereto (collectively referred to herein as the "Assets"). Notwithstanding the foregoing, the Assets shall not include any asset (i) which is leased to Amcraft (except as expressly provided in SECTION 6 this Agreement), or (ii) to which Amcraft did not immediately prior to the Assignment otherwise have full title or which SDWCA as assignee does not have full legal title (but not including an asset subject to a security interest prior to the Assignment contemplated herein, which asset shall convey pursuant hereto), or (iii) which was not transferred to SDWCA by Amcraft, or (iv) which is otherwise not assignable, or (v) any causes of action or claim that SDWCA may have relating to preferential or fraudulent transfer claims or other causes of action or claims SDWCA would be entitled to bring as an assignee for the benefit of creditors or use as an offset or defense to any claim asserted against or obligation of Amcraft. Buyer hereby grants to Amcraft and SDWCA a perpetual, non-exclusive license to use the name "Amcraft Corporation," "Amcraft" or other trade names of Amcraft in connection with winding up the affairs of Amcraft and the Assignment. To the extent Assets include books and records, Amcraft and SDWCA may retain copies of all such books and records or the originals thereof as may be reasonably necessary for such winding up activities; and Buyer agrees to provide reasonable access to Amcraft and SDWCA to such books and records as may be necessary to wind-up the affairs of Amcraft or relating thereto.

     2. PURCHASE PRICE. The purchase price of the Assets shall be payable by Buyer as follows:

          2.1 CASH AT CLOSING. Buyer shall pay SDWCA the sum of Eighteen Thousand Dollars ($18,000.00) cash at the Closing, subject to SECTION 2.1.1.

               2.1.1 CREDIT. Prior to the Assignment, Buyer advanced to Amcraft the sum of Five Thousand One Hundred Twenty-Two Dollars and Thirty Cents ($5,122.30) representing the rent due under its lease for its business premises (the "Premises") for the month of November, 1998. At the Closing, Buyer shall receive a credit towards the cash to be paid at Closing as set forth in SECTION 2.1, in an amount equal to Five Thousand One Hundred Twenty-Two Dollars and Thirty Cents ($5,122.30). Except for the credit provided in this SECTION 2.1.1 and offset permitted under SECTION 2.2.1 below, Buyer shall have no claim against Amcraft or SDWCA arising out of any other advances to or amounts paid to or for the benefit of Amcraft, which claims are hereby waived.

          2.2  PAYMENTS FROM ACCOUNT DEBTORS.     Pursuant to this Agreement,
at the Closing, SDWCA shall transfer to Buyer all of the accounts receivable of Amcraft (each an "Account Receivable" and collectively the "Accounts Receivable"). Attached hereto as Exhibit "B" is a schedule (the "Schedule") of the Accounts Receivable as of December 7, 1998. Buyer acknowledges that the Schedule was prepared by Amcraft and SDWCA makes no representation or warranty of any kind whatsoever with respect to the Accounts Receivable, express or implied, including but not limited to, the existence or amount thereof or the existence or lack thereof of any defenses to payment thereon. On the tenth (10th) day of each month, commencing in January, 1999, Buyer shall pay to SDWCA the following amounts with respect to all Accounts Receivable collected by Buyer during the previous calendar month:

     -    90% of all Accounts Receivable collected at 0-30 days from Closing.
     -    80% of all Accounts Receivable collected at 31-60 days from Closing.
     -    70% of all Accounts Receivable collected at 61-120 days from Closing.

For purposes of this SECTION 2.2, "collection" shall occur at such time as Buyer receives any payment from the account debtor on account of such Account Receivable; provided, however, Buyer shall have a right to be reimbursed by SDWCA for any amount paid by Buyer to SDWCA (but not including any amount offset as provided below) under this SECTION 2.2 which relates to a payment on an Account Receivable which is later dishonored or charged back to Buyer by Buyer's depositary bank as a result of dishonor by the account debtor's payor bank.

SDWCA shall have the option, at its sole and absolute election, to receive a reassignment from Buyer of any Account Receivable which is not collected by Buyer within 120 days of Closing. Upon SDWCA's request with respect thereto, Buyer shall execute such documents as SDWCA shall reasonably request to effectuate such transfer and reassignment, which transfer and reassignment shall be free and clear of any liens, claims and encumbrances not existing against the Account Receivable immediately prior to the Closing. From and after its election to receive a reassignment of any Account Receivable and thereafter, Buyer shall have no right, title or interest in or to such Account Receivable or proceeds thereof, and SDWCA shall be entitled to receive and retain any and all collections upon such Account Receivable. Any amount received by Buyer with respect to any Account Receivable that has been reassigned to SDWCA, or as to which SDWCA has elected to receive a reassignment, shall be turned over by Buyer to SDWCA promptly after receipt. On the tenth (10th) day of each month commencing in December, 1998, and continuing thereafter until Buyer's obligations under this SECTION 2.2 shall be satisfied in full, Buyer shall provide to SDWCA an accounting, all in form reasonably acceptable to SDWCA, with respect to the status and collection of Accounts Receivable, including any offset made pursuant to
SECTION 2.2.1 below.

               2.2.1 In addition to the advance made by Borrower to Amcraft referenced in SECTION 2.1.1 above, Buyer has advanced the additional sum of Six Thousand Eight Hundred Fifty-Three Dollars and Seventy-Seven Cents ($6,853.77) ("Additional Advance") to cover payroll, rent and other expenses of Amcraft. The Buyer shall be entitled to offset the amounts otherwise due by Buyer to SDWCA under the above provisions of SECTION 2.2 against such Additional Advance. Neither Amcraft nor SDWCA shall have any obligation to pay or repay Buyer for the Additional Advance and Buyer's sole right with respect thereto shall be limited to its offset right provided in this SECTION 2.2.1, even if insufficient Accounts Receivable shall exist or be collected to offset the Additional Advance in full.

          2.3 ASSUMPTION OF LIABILITIES. At the Closing, Buyer shall assume and agree (and shall be deemed to have assumed and agreed) to (i) perform those obligations of Amcraft or SDWCA under the contracts and/or job orders expressly assumed by Buyer as set forth on Exhibit "C" attached hereto and incorporated herein by this reference (the "Contracts"); and (ii) honor and satisfy all warranty claims on work, goods or services previously sold or performed by Amcraft and/or relating to the Contracts.

          2.4 SALES TAX. The parties hereto do not believe that there is any sales tax due with respect to the sale of Assets hereunder.
Notwithstanding, Buyer hereby agrees to pay all sales tax due, if any, with respect to the transactions contemplated hereby which may be hereafter asserted or assessed.

     3. NO REPRESENTATIONS. BUYER AGREES TO ACQUIRE THE ASSETS FROM SDWCA "AS IS" AND "WHERE IS", AND ACKNOWLEDGES THAT SDWCA MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE ASSETS OR LIABILITIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY REPRESENTATION OR WARRANTY REGARDING TITLE TO OR CONDITION OF THE ASSETS, OR THE FITNESS, DESIRABILITY, OR MERCHANTABILITY THEREOF OR SUITABILITY THEREOF FOR ANY PARTICULAR PURPOSE, OR THE EXISTENCE OR AMOUNT OF ACCOUNTS RECEIVABLE, LIABILITIES, LIENS, CLAIMS OR ENCUMBRANCES. BUYER FURTHER ACKNOWLEDGES AND REPRESENTS THAT IT HAS REVIEWED AND INSPECTED THE ASSETS, HAS HAD THE OPPORTUNITY TO INSPECT THE BOOKS AND RECORDS OF AMCRAFT, AND ENTERS INTO THIS AGREEMENT AFTER INDEPENDENT INVESTIGATION OF THE FACTS AND CIRCUMSTANCES RELATING TO THE TRANSACTION DESCRIBED HEREIN. BUYER FURTHER ACKNOWLEDGES THAT SDWCA DOES NOT HAVE POSSESSION OF THE ASSETS, AND THAT BUYER WILL HAVE SOLE RESPONSIBILITY TO OBTAIN POSSESSION OF THE ASSETS, AT

ITS SOLE EXPENSE. BUYER AGREES THAT SDWCA HAS NO OBLIGATION OR LIABILITY WHATSOEVER WITH RESPECT TO ANY SEPARATE AGREEMENTS, INDEMNITIES,
REPRESENTATIONS OR WARRANTIES ENTERED INTO BY BUYER AND/OR AMCRAFT.

     4. CONDITIONS TO CLOSING. SDWCA's obligation to transfer the Assets to Buyer and Buyer's obligation to purchase the Assets shall be subject to fulfillment by Buyer and SDWCA, as applicable, of the following conditions on or before the Closing Date:

          4.1 BUYER'S DELIVERIES. Buyer shall make the deliveries required under SECTIONS 5.1, 5.4, 5.5 AND 5.6 of this Agreement.

          4.2 CONSENT OF JOHN DEERE. Buyer and SDWCA shall have obtained the written consent of John Deere & Co. ("John Deere") to the sale to Buyer of the John Deere Equipment as set forth in SECTION 6.

          4.3 MATTERS SATISFACTORY TO SDWCA AND ITS COUNSEL. All matters incident to the transactions contemplated hereby shall be in form and substance satisfactory to SDWCA and its counsel.

     5. DELIVERIES AT CLOSING. The parties shall make the following deliveries at Closing:

          5.1 CASHIER'S CHECK - PURCHASE PRICE. Buyer shall deliver to SDWCA a cashier's check or deliver funds via wire transfer to the account of SDWCA in the amount of Eighteen Thousand Dollars ($18,000.00), less the credit provided in SECTION 2.1.1.

          5.2  [INTENTIONALLY OMITTED]

          5.3 BILL OF SALE. SDWCA shall deliver to Buyer a Bill of Sale in form and substance satisfactory to Buyer.

          5.4 ASSUMPTION AGREEMENT. Buyer shall deliver to SDWCA an Assumption Agreement in form and substance satisfactory to SDWCA assuming the obligations as set forth in SECTION 2.3 above.

          5.5 CORPORATE DOCUMENTS. Each of Buyer and Amcraft shall deliver to SDWCA a certified copy of its resolution authorizing the Assignment, the purchase of assets and an incumbency certificate and such other corporate related documents as SDWCA or the other parties hereto shall reasonably request.

          5.6 JOHN DEERE CONSENT. Buyer shall deliver to SDWCA a consent, in form reasonably acceptable to SDWCA, with respect to the transfer of the John Deere Equipment to Buyer as provided in SECTION 6.

     6. TRANSFER OF JOHN DEERE EQUIPMENT. Amcraft, as lessee, and John Deere, as lessor, are parties to certain lease agreements (collectively the "John Deere Leases"), pursuant to which John Deere leased to Amcraft the equipment and other property described therein (collectively, the "John Deere Equipment"). Subject to obtaining the consent by John Deere thereto, SDWCA agrees to transfer all of its right, title and interest, if any, in and to the John Deere Equipment to Buyer, which will be deemed part of the Assets transferred pursuant to this Agreement. Buyer has advised SDWCA that it has reached an agreement with John Deere to purchase and/or lease the John Deere Equipment for the total aggregate sum of at least Two Hundred Seventy-Five Thousand ($275,000.00), and SDWCA consents to such purchase and/or lease and such price, provided that such purchase price and/or lease payments shall be deemed to reduce any claim of John Deere in the assigned estate arising by virtue of the Assignment, against Amcraft or any other party obligated under any of the John Deere Leases or any guaranty thereof. It shall be Buyer's responsibility under this Agreement to obtain the written consent of John Deere to the transfer by SDWCA of its right, title and interest, if any, to the John Deere Equipment, which consent shall be a condition to Closing as set forth in SECTION 4.2 and which consent shall be delivered at or prior to Closing as set forth in SECTION 5.6.

     7. INDEMNITY. Buyer hereby agrees to indemnify, defend and hold SDWCA and its agents, employees, directors, officers, shareholders, affiliates, attorneys, consultants, independent contractors, successors and assigns (collectively "Indemnitees") harmless from and against any and all liabilities, demands, claims, actions, or causes of action, assessments, losses, costs, damages or penalties or expenses, including attorneys' fees, imposed on, accrued against, asserted against, sustained or incurred by Indemnitees, directly or indirectly, resulting from, arising out of or by virtue of: (a) any liability of Buyer arising on or after the Closing Date, whether or not related to the ownership or use of the Assets; (b) breach of any representation, warranty, covenant or agreement of Buyer contained herein or in any agreement executed in connection herewith; (c) sales tax due or asserted to be due with respect to the transactions contemplated by this Agreement; and (d) the ownership or use of the Assets from and after the Closing Date.

     8. CLOSING. The closing ("Closing") shall occur at 10:00 a.m. on December 8, 1998 at the offices of Luce, Forward, Hamilton & Scripps LLP, 600 West Broadway, Suite 2600, San Diego, California 92101 or at such later time as the parties may mutually agree ("Closing Date").

     9.   MISCELLANEOUS.

          9.1 ENTIRE AGREEMENT. This Agreement and the written agreements referred to herein and executed in connection herewith constitute the entire understanding among the parties with respect to the subject matter hereof, and supersede all negotiations, prior discussions or other agreements, oral or written.

          9.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of State of California.

          9.3  COUNTERPARTS.  This Agreement may be executed in counterparts.

          9.4 FEES AND COSTS. If any action is instituted to enforce any provision of this Agreement, including an action instituted after the bankruptcy of a party, the prevailing in such action shall be entitled to recover from the losing party reasonable attorneys' fees and costs as awarded by the court or arbitrator.

          9.5 AMENDMENT. This Agreement may only be amended or modified by the written agreement of the parties.

          9.6 SEVERABILITY. If any of the provisions of this Agreement are held invalid under any law, such invalidity shall not affect the remainder of the Agreement.

          9.7 LITIGATION FORUM. Any action arising out of this Agreement shall be brought and maintained in the federal district court for the Southern District of California or the state courts for the County of San Diego.

          9.8 NO ASSIGNMENT. Neither this Agreement nor any rights or obligations hereunder shall be assigned by any party without the prior written consent of the other parties hereto.

          9.9 FURTHER ASSURANCES. Each party agrees to perform any further action and to execute and deliver any further documents reasonably necessary and proper to carry out the intent of this Agreement.

          9.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

          9.11 HEADINGS. The headings of the various sections of this Agreement are for convenience only and are not intended to explain or modify any of the provisions of this Agreement.

          9.12 REPRESENTATIONS AND WARRANTIES. Each party signing this Agreement represents and warrants that it has the legal authority to enter into this Agreement and agreements executed in connection herewith and bind the entity upon whose behalf it signs. Buyer represents and warrants to SDWCA that this Agreement and the Assumption Agreement, upon their execution and delivery to SDWCA by the party signing this Agreement and the Assumption Agreement on behalf of Buyer, are each a valid and binding obligation of Buyer, enforceable in accordance with its terms. Buyer further represents and warrants that it has a valid seller's re-sale license in California, covering the tangible Assets, License No. SRFHB25-882394.

          9.13 SURVIVAL OF OBLIGATIONS. All obligations of Buyer set forth in this

Agreement shall survive the Closing and Closing Date.

          9.14 EFFECT OF COURSE OF DEALING. No course of dealing between the parties in exercising any of their respective rights under this Agreement shall operate as a waiver of any such rights, except where expressly waived in writing.

          9.15 LIMITATION ON LIABILITY. Notwithstanding any other provision herein to the contrary, the liability of SDWCA hereunder shall be nonrecourse.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be fully executed as of the day and year first above written.

                                        "SDWCA"


                                         SAN DIEGO WHOLESALE CREDIT ASSOCIATION,
                                         a California corporation


                                         By:
                                            ----------------------------------
                                            Carl Garner, President

                                         "BUYER"

                                         I-PAC MANUFACTURING, INC.,
                                         a California corporation


                                         By:
                                            -----------------------------------
                                            Its:
                                                 ------------------------------


                                         By:
                                            -----------------------------------
                                            Its:
                                                 ------------------------------


                                       CONSENT

     The undersigned hereby consents to the foregoing Agreement and its terms.


                                        AMCRAFT CORPORATION



                                         By:
                                            -----------------------------------
                                            Its:
                                                 ------------------------------

                                   EXHIBIT "A"

                             ASSETS AND TAX ALLOCATION


     -    Accounts Receivable
     -    Inventory (including raw materials and work in process)
     - Equipment (including office and computer equipment), Machinery, Furniture, Supplies, Hand Tools, Production Supplies, Tooling
     -    John Deere Equipment (as defined in Asset Purchase Agreement)
     -    Contracts and Job Orders on Exhibit "C" to the Asset Purchase
          Agreement
     -    Goodwill
     -    "Amcraft" name and Trade Names
     -    Patents
     -    Copyrights
     -    Trademarks
     -    Customer and prospect lists and customer backlog

     Notwithstanding the foregoing, Assets shall not include (a) any asset excluded from transfer under SECTION 1 of the Asset Purchase Agreement to which this Exhibit "A," is made a part; or (b) assets not set forth above; or (c) cash; deposit accounts; tax attributes, including net operating loss carryovers; tax refunds; instruments; promissory notes; leases and any property covered thereby (except the John Deere Equipment); any property owned by third parties; insurance policies; workers' compensation refunds; or utility or security deposits.


                                   EXHIBIT "A"

                                    EXHIBIT "B"

                               Accounts Receivable









                                    EXHIBIT "B"

                                     EXHIBIT "C"

Contracts and Job Orders to be assumed by Buyer:

          1.   Purchase and job orders attached hereto.









                                     EXHIBIT "C"

                                     BILL OF SALE

     San Diego Wholesale Credit Association, a California corporation ("SDWCA"), as assignee for the benefit of creditors of Amcraft Corporation ("Amcraft"), for good and valuable consideration, receipt of which is hereby acknowledged, and pursuant to the Asset Purchase Agreement dated as of December 8, 1998 (the "Agreement") between SDWCA and I-PAC Manufacturing, Inc. ("Buyer"), does hereby sell, convey, assign, transfer and deliver to Buyer on the date hereof, all of SDWCA's right, title and interest in and to the assets ("Assets") described on Exhibit "A" attached hereto.

     ALL ASSETS ARE TRANSFERRED "AS IS" AND "WHERE IS," AS MORE FULLY SET FORTH AND LIMITED BY THE AGREEMENT.

     This Bill of Sale is entered into pursuant to the Agreement and is subject to the terms and provisions thereof. Buyer acknowledges and agrees that SDWCA shall have no liability nor shall Buyer have any recourse to SDWCA hereunder.

     IN WITNESS WHEREOF, SDWCA has caused the same to be signed on its behalf as of December 8, 1998.

SAN DIEGO WHOLESALE CREDIT ASSOCIATION,
 a California corporation

By:
    ----------------------------------
     Carl Garner, President

ACCEPTED:

I-PAC MANUFACTURING, INC.,
 a California corporation

By:
    ----------------------------------
     Its:
          ----------------------------

                                     EXHIBIT "A"

                                        ASSETS


     -    Accounts Receivable
     -    Inventory (including raw materials and work in process)
     - Equipment (including office and computer equipment), Machinery, Furniture, Supplies, Hand Tools, Production Supplies, Tooling
     -    John Deere Equipment (as defined in the Agreement)
     -    Contracts and Job Orders on Exhibit "A-1" hereto
     -    Goodwill
     -    "Amcraft" name and Trade Names
     -    Patents
     -    Copyrights
     -    Trademarks
     -    Customer and prospect lists and customer backlog

     Notwithstanding the foregoing, Assets shall not include (a) any asset excluded from transfer under SECTION 1 of the Agreement; or (b) assets not set forth above; or (c) cash; deposit accounts; tax attributes, including net operating loss carryovers; tax refunds; instruments; promissory notes; leases and any property covered thereby (except the John Deere Equipment); any property owned by third parties; insurance policies; workers' compensation refunds; or utility or security deposits.


                                     EXHIBIT "C"

                                    EXHIBIT "A-1"

                               CONTRACTS AND JOB ORDERS











                                    EXHIBIT "A-1"

                         ASSIGNMENT AND ASSUMPTION AGREEMENT

     This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") dated December 8, 1998, is entered into between San Diego Wholesale Credit Association ("SDWCA") and I-PAC Manufacturing, Inc., a California corporation ("Buyer").

     A. SDWCA and Buyer are parties to an Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement"), pursuant to which SDWCA, as assignee for the benefit of creditors of Amcraft Corporation ("Amcraft"), is transferring and conveying to Buyer substantially all of the assets of Amcraft assigned to SDWCA, and pursuant to which certain contracts are to be assigned to Buyer.

     B. All terms not defined in this Agreement shall have the meaning ascribed to them in the Asset Purchase Agreement.

     THEREFORE, FOR VALUABLE CONSIDERATION, IT IS AGREED:

     1. SDWCA hereby assigns to Buyer all of its right, title and interest, if any, in and to the Contracts.

     2. Buyer hereby accepts and assumes on and after the Closing Date, and agrees to discharge, pay, perform and satisfy on and after the Closing Date all of the duties, liabilities and obligations of Amcraft and/or SDWCA pursuant to or under the Contracts assigned hereby, including without limitation all amounts past due or coming due thereunder and all performance obligations thereunder. Buyer further agrees to honor and satisfy all warranty claims on work, goods or services sold or performed by Amcraft on or prior to the Closing Date and/or with respect to the Contracts.

     3. Buyer is not accepting or assuming or agreeing to discharge, pay, perform or satisfy any duties, liabilities or obligations other than those under the Contracts and as provided herein.

     4. Buyer agrees to defend, indemnify and hold Amcraft and SDWCA and each of its respective successors, officers, directors, shareholders, employees and assigns, harmless against any and all (i) losses or damages arising out of or in connection with Buyer's performance of or failure to perform the obligations of Amcraft and/or SDWCA to be performed under any of the Contracts assigned hereby, and (ii) losses or damages arising out of or relating to the breach by Buyer of this Agreement on or after the date hereof.

     5. This Agreement is entered into pursuant to the Asset Purchase Agreement. The assignments made hereunder are made without any representations or warranties of any kind or nature.

     6. Whenever an attorney is used to obtain payment under, or to otherwise enforce, this Agreement or to enforce, declare, or adjudicate any rights or obligations under this Agreement, whether by suit or by any other means whatsoever, the costs and expenses thereof, including reasonable attorneys' fees and expenses, shall be payable to the other by the non-prevailing party.

     7. This Agreement shall be governed by and construed in accordance with the laws of the State of California as an agreement made and to be performed entirely within such state.

     8. All notices to be given by any party to this Agreement shall be in writing, and shall be given by certified or registered mail, return receipt requested, postage prepaid, to the other, sent by telefax or facsimile transmission, or personally delivered, at the addresses set forth below (or at such other address for a party has specified by like notice) and shall be deemed given when received if sent by facsimile transmission or personally delivered, or if mailed as provided herein, on the third day after it is so placed in the mail.

     The addresses referred to above are:

          Buyer:                   I-PAC Manufacturing, Inc.
                                   1958 Kellogg Avenue
                                   Carlsbad, CA 92008
                                   Attention: Patrick W. Moore
                                   Phone:    760-431-4969
                                   Fax:      760-438-5517


          San Diego Wholesale
          Credit Association:      San Diego Wholesale Credit Association
                                   2044 First Avenue, Suite 300
                                   San Diego, California 92101
                                   Attention:  Carl L. Garner
                                   Phone:    (619) 239-8191
                                   Fax:      (619) 239-6301

     Any party at any time may give notice of another address in accordance with the provisions of this PARAGRAPH 8.

     IN WITNESS WHEREOF, the parties hereto have signed this Assignment and Assumption Agreement on the day and year first above written.

I-PAC MANUFACTURING, INC., a               SAN DIEGO WHOLESALE CREDIT
California corporation                     ASSOCIATION, a California corporation

By:                                        By:
    -----------------------------------        --------------------------------

      Its:                                      Its:
           ----------------------------              --------------------------

By:
    -----------------------------------
      Its:
           ----------------------------










                                       3